Exhibit 99.1

Medidata Reports Third Quarter 2018 Results

NEW YORK--(BUSINESS WIRE)--October 18, 2018--Medidata (NASDAQ:MDSO) today announced its financial results for the third quarter of 2018.

“Our strong financial and operational performance this quarter highlight the momentum and success we are seeing in the market,” said Tarek Sherif, chairman and chief executive officer, Medidata. “Positive trends in the life sciences market around innovation and operational efficiency are driving demand for Medidata’s cloud-based solutions. Our impressive and rising win rate and healthy backlog underscore the strength of Rave, as life sciences companies and CROs adopt the Medidata Cloud to drive their digital transformations.”

Third Quarter 2018 Results

  Total revenue was $163.4 million, an increase of 18% compared with $138.9 million in the third quarter of 2017
  Subscription revenue was $137.0 million, an increase of 17% compared with the same period last year. Professional services revenue was $26.4 million, an increase of 22% compared with the third quarter of 2017
  GAAP operating income was $14.1 million and non-GAAP operating income1 was $41.4 million, representing a GAAP and non-GAAP operating margin of 8.6% and 25.3%, respectively. Both numbers reflect a full quarter of expenses related to the acquisition and operations of SHYFT, which was acquired on June 20, 2018
  GAAP net income was $10.7 million, or $0.17 per diluted share, compared with $13.0 million, or $0.22 per diluted share, in the third quarter of 2017. Non-GAAP net income1 was $26.2 million, or $0.42 per diluted share, compared with $20.4 million, or $0.34 per diluted share, in the third quarter of 2017. See the non-GAAP reconciliation included in this release for full details of the non-GAAP adjustments
  Total cash and marketable securities were $218.5 million at the end of the quarter, compared with $663.3 million on December 31, 2017
  Principal amount of $287.5 million convertible notes was repaid with cash on August 1, 2018
  Remaining 2018 adjusted subscription backlog2 as of September 30, 2018 was $139 million, an increase of $22 million, or 19%, compared with a year ago

Additional Highlights:

  Penetration into APAC markets continues to grow, highlighted by a platform agreement with the largest pharmaceutical company in China and expansion deals with two of the largest sponsors in Korea
  A record 24 Rave Patient Cloud deals were closed this quarter, reaffirming the growing prominence of mHealth solutions, as well as the unique value proposition of our ePRO solution and its integration with Rave EDC

  The National Cancer Institute expanded its agreement with Medidata, allowing it to double its number of studies to 700 per year over the next five years, as it continues to scale our nation’s support infrastructure for cancer research
  Medidata’s revenue retention rate3 was nearly 100%

“The third quarter highlights the strength and durability of our business,” said Rouven Bergmann, chief financial officer, Medidata. “We posted solid revenue growth, highlighted by subscription revenue growth of 17%, and maintained a very healthy 25.3% EBITDAO margin despite the dilutive impact of the SHYFT acquisition. We are well positioned to achieve our 2018 plan.”

For the full year 2018, the company's guidance provided on June 12, 2018 is unchanged. Please refer to the reconciliation of forward-looking guidance included in this release for full details of the non-GAAP adjustments.

Conference call details:
Time:	Today, October 18, 8 a.m. ET

Conference ID:	5480999

Live dial-in:	1-877-303-2528, domestic
1-847-829-0023, international

Webcast:	investor.mdsol.com

Replay:	1-800-585-8367, domestic
1-404-537-3406, international

About Medidata

Medidata is leading the digital transformation of life sciences, with the world's most used platform for clinical development, commercial, and real-world data. Powered by artificial intelligence and delivered by the #1 ranked industry experts, the Intelligent Platform for Life Sciences helps pharmaceutical, biotech, medical device companies, and academic researchers accelerate value, minimize risk and optimize outcomes. Medidata serves more than 1,000 customers and partners worldwide and empowers more than 100,000 certified users everyday to create hope for millions of patients. Discover the future of life sciences: www.mdsol.com

Cautionary Statement

Certain statements made in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Medidata Solutions, Inc. (“Medidata”), including, but not limited to, statements about Medidata’s forecast of financial performance, products and services, business model, strategy and growth opportunities, and competitive position. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. Among other things, the risks and uncertainties include those associated with possible fluctuations in our financial and operating results; integration activities, performance and financial impact of acquired companies; our ability to retain and expand our customer base or increase new business from those customers; and our ability to continue to release, and gain customer acceptance of, new and improved versions of our products. For additional disclosure regarding these and other risks faced by Medidata, see disclosures contained in Medidata’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Medidata’s Annual Report on Form 10-K for the year ended December 31, 2017. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Medidata undertakes no obligation to update such statements as a result of new information, new developments or otherwise, except as required by law.

(1) Non-GAAP Financial Information

Medidata provides non-GAAP operating income, net income, and net income per share data as a supplement to its operating results. These measures are not in accordance with, or an alternative to, generally accepted accounting principles (GAAP), and may be different from non-GAAP measures used by other companies. Management uses these non-GAAP measures to evaluate its financial results, develop budgets, manage expenditures, and as an important factor in determining variable compensation. In addition, management believes, based on discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Medidata’s historical and projected future financial performance. While management believes these non-GAAP financial measures provide useful supplemental information to investors, there are inherent limitations associated with the use of non-GAAP financial measures. Investors are encouraged to review the attached reconciliations of these non-GAAP financial measures to the nearest comparable GAAP measures.

(2) Adjusted subscription backlog equals subscription backlog plus outstanding intra-year renewals valued at an amount equal to the contracts to be renewed.

(3) Revenue retention rate is calculated as the percentage of prior year revenue attributable to customers retained in the current year.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Amounts in thousands, except per share data)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017		2018	2017
Revenues
Subscription	$137,046	$117,271	(4)	$394,351	$338,068	(4)
Professional services	26,360	21,674	(4)	74,158	64,548	(4)
Total revenues	163,406	138,945		468,509	402,616
Cost of revenues (1)(2)
Subscription	24,618	17,131		66,561	51,277
Professional services	17,609	14,423		49,469	42,811
Total cost of revenues	42,227	31,554		116,030	94,088
Gross profit	121,179	107,391		352,479	308,528
Operating costs and expenses
Research and development (1)	40,626	36,207		118,937	102,028
Sales and marketing (1)(2)	38,329	29,996	(4)	112,296	92,701	(4)
General and administrative (1)	28,105	23,701		80,964	70,772
Wire transaction recovery (3)	—	(4,770)		—	(4,770)
Total operating costs and expenses	107,060	85,134		312,197	260,731
Operating income	14,119	22,257		40,282	47,797
Interest and other income (expense)
Interest expense	(3,147)	(4,407)		(14,422)	(13,117)
Interest income	2,128	1,531		6,544	4,030
Other (expense) income, net	(389)	(7)		7,244	(7)
Total interest and other expense, net	(1,408)	(2,883)		(634)	(9,094)
Income before income taxes	12,711	19,374		39,648	38,703
Provision for income taxes	2,023	6,331	(4)	2,046	8,139	(4)
Net income	$10,688	$13,043	(4)	$37,602	$30,564	(4)
Earnings per share
Basic	$0.18	$0.23	(4)	$0.65	$0.54	(4)
Diluted	$0.17	$0.22	(4)	$0.62	$0.51	(4)
Weighted average common shares outstanding
Basic	58,680	56,654		57,734	56,389
Diluted	61,712	60,614		61,002	59,664
(1) Stock-based compensation expense included in cost of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,918	$1,152		$4,692	$3,567
Research and development	2,988	3,472		9,161	9,734
Sales and marketing	3,732	1,864		9,293	4,875
General and administrative	8,558	5,521		22,324	16,846
Total stock-based compensation	$17,196	$12,009		$45,470	$35,022
(2) Amortization of intangible assets included in costs of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,371	$1,094		$3,670	$2,570
Sales and marketing	437	119		788	321
Total amortization of intangible assets	$1,808	$1,213		$4,458	$2,891

(3) Operating costs and expenses for the three and nine months ended September 30, 2017 include recognition of insurance recovery of amounts associated with the previously recognized 2014 wire transaction loss.
(4) Figures for the three and nine months ended September 30, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of Accounting Standards Codification ("ASC") 606.

MEDIDATA SOLUTIONS, INC.
Reconciliation of GAAP Operating Income and GAAP Net Income to
Non-GAAP Operating Income and Non-GAAP Net Income (Unaudited)
(Amounts in thousands, except per share data)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017		2018	2017
Operating income:
GAAP operating income	$14,119	$22,257	(8)	$40,282	$47,797	(8)
GAAP operating margins	8.6%	16.0%	(8)	8.6%	11.9%	(8)
Stock-based compensation	17,196	12,009		45,470	35,022
Depreciation and amortization	9,118	6,853		25,336	16,918
Contingent consideration adjustment (1)	(270)	102		(263)	160
Cash compensation from acquisition-related agreements (2)	1,238	—		1,372	—
Wire transaction recovery (3)	—	(4,770)		—	(4,770)
Non-GAAP operating income	$41,401	$36,451	(8)	$112,197	$95,127	(8)
Non-GAAP operating margins	25.3%	26.2%	(8)	23.9%	23.6%	(8)
Net income:
GAAP net income	$10,688	$13,043	(8)	$37,602	$30,564	(8)
Stock-based compensation	17,196	12,009		45,470	35,022
Amortization	1,808	1,213		4,458	2,891
Contingent consideration adjustment (1)	(270)	102		(263)	160
Cash compensation from acquisition-related agreements (2)	1,238	—		1,372	—
Wire transaction recovery (3)	—	(4,770)		—	(4,770)
Interest income on wire transaction recovery (4)	(1,149)	—		(1,149)	—
Non-cash interest expense (5)	1,861	3,698		9,732	10,944
Gain on step acquisition (6)	—	—		(7,648)	—
Tax impact on add-back items (7)	(5,171)	(4,901)		(12,993)	(17,699)
Non-GAAP net income	$26,201	$20,394	(8)	$76,581	$57,112	(8)
GAAP basic earnings per share	$0.18	$0.23	(8)	$0.65	$0.54	(8)
GAAP diluted earnings per share	$0.17	$0.22	(8)	$0.62	$0.51	(8)
Non-GAAP basic earnings per share	$0.45	$0.36	(8)	$1.33	$1.01	(8)
Non-GAAP diluted earnings per share	$0.42	$0.34	(8)	$1.26	$0.96	(8)

(1) Change in fair value of acquisition-related contingent consideration liabilities.
(2) Expense associated with acquisition-related cash compensation agreements entered into with certain employees of SHYFT Analytics, Inc. ("SHYFT").
(3) Operating costs and expenses for the three and nine months ended September 30, 2017 include recognition of insurance recovery of amounts associated with the previously recognized 2014 wire transaction loss. We exclude these amounts for the purposes of calculating non-GAAP operating income and non-GAAP net income because we believe they are not indicative of our continuing operations or meaningful when comparing current to past results.
(4) Interest income for the three and nine months ended September 30, 2018 includes interest on wire transaction recovery that was received during the third quarter of 2018. We exclude this amount for the purposes of calculating non-GAAP net income because we believe it is not indicative of our continuing operations or meaningful when comparing current to past results.
(5) Non-cash interest expense includes amortization of debt discount and issuance costs on our 1.00% convertible senior notes issued in 2013, which were converted on August 1, 2018, and amortization of issuance costs on our credit agreement entered into in 2017. We exclude this incremental non-cash interest expense for purposes of calculating non-GAAP net income. We believe that excluding these expenses from our non-GAAP measures is useful to investors because such incremental non-cash interest expense does not generate a cash outflow, nor do the debt issuance costs represent a cash outflow except in the period of issuance; therefore both are not indicative of our continuing operations.
(6) Elimination of gain recognized upon step acquisition of SHYFT.
(7) Tax impact calculated using tax rates of 25% and 40% for the periods ended September 30, 2018 and 2017, respectively.
(8) Figures for the three and nine months ended September 30, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of ASC 606.

The table above presents a reconciliation of GAAP to non-GAAP operating income, net income, and net income per share applicable to common stockholders for the three and nine months ended September 30, 2018 and 2017. Non-GAAP operating income excludes the impact of stock-based compensation, depreciation, amortization of intangible assets associated with acquisitions, adjustments to the fair value of contingent consideration, cash compensation from acquisition-related agreements, and wire transaction recovery. Non-GAAP net income excludes the tax-affected impact of stock-based compensation, amortization of intangible assets associated with acquisitions, adjustments to the fair value of contingent consideration, cash compensation from acquisition-related agreements, wire transaction recovery and interest thereon, non-cash interest expense, and gain on step acquisition.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Amounts in thousands, except per share data)
	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$83,496	$237,325
Marketable securities	115,083	246,967
Accounts receivable, net of allowance for doubtful accounts of $1,642 and $1,454, respectively	163,180	110,685
Prepaid commission expense	18,422	12,404
Prepaid expenses and other current assets	27,898	33,636
Total current assets	408,079	641,017
Restricted cash	5,532	5,518
Furniture, fixtures and equipment, net	96,753	88,091
Marketable securities, long-term	19,878	179,041
Goodwill	215,000	47,435
Intangible assets, net	31,429	17,587
Deferred income taxes, long-term	43,242	35,789
Other assets	47,875	46,755
Total assets	$867,788	$1,061,233
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$6,661	$5,009
Accrued payroll and other compensation	36,639	32,537
Accrued expenses and other	40,195	36,041
Deferred revenue	78,464	77,375
1.00% convertible senior notes, net	—	278,094
Total current liabilities	161,959	429,056
Noncurrent liabilities:
Term loan, net	89,512	92,841
Deferred revenue, less current portion	2,901	5,256
Deferred tax liabilities	98	99
Other long-term liabilities	19,332	21,371
Total noncurrent liabilities	111,843	119,567
Total liabilities	273,802	548,623
Commitments and contingencies
Stockholders' equity:
Preferred stock, par value $0.01 per share; 5,000 shares authorized, none issued and outstanding	—	—
Common stock, par value $0.01 per share; 200,000 shares authorized; 65,888 and 62,801 shares issued; 61,194 and 58,607 shares outstanding, respectively	659	628
Additional paid-in capital	550,446	486,147
Treasury stock, 4,694 and 4,194 shares, respectively	(152,216)	(132,705)
Accumulated other comprehensive loss	(4,422)	(3,377)
Retained earnings	199,519	161,917
Total stockholders' equity	593,986	512,610
Total liabilities and stockholders' equity	$867,788	$1,061,233

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Amounts in thousands)
	Nine Months Ended September 30,
	2018	2017
Cash flows from operating activities
Net income	$37,602	$30,564	(1)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangible assets and depreciation	25,336	16,918
Stock-based compensation	45,470	35,022
Amortization of discounts or premiums on marketable securities	79	1,131
Realized loss on available-for-sale marketable securities	375	—
Deferred income taxes	(495)	6,035	(1)
Amortization of debt issuance costs	1,071	958
Amortization of debt discount	8,661	9,986
Provision for doubtful accounts	1,169	806
Loss (gain) on fixed asset disposal	399	(8)
Gain recognized on step acquisition	(7,648)	—
Changes in fair value of contingent consideration	(263)	160
Changes in operating assets and liabilities:
Accounts receivable	(53,664)	9,050
Prepaid commission expense	(11,208)	(8,157)	(1)
Prepaid expenses and other current assets	6,113	(16,187)	(1)
Other assets	774	596
Accounts payable	3,510	(3,796)
Accrued payroll and other compensation	1,191	(3,155)
Accrued expenses and other	6,394	3,539
Deferred revenue	(4,275)	7,111	(1)
Other long-term liabilities	(3,344)	1,001
Net cash provided by operating activities	57,247	91,574
Cash flows from investing activities
Purchase of furniture, fixtures and equipment	(28,929)	(30,502)
Purchase of available-for-sale securities	(69,214)	(224,291)
Proceeds from sale of available-for-sale securities	360,272	220,059
Acquisition of businesses, net of cash acquired	(179,063)	(22,941)
Net cash provided by (used in) investing activities	83,066	(57,675)
Cash flows from financing activities
Proceeds from exercise of stock options	12,169	9,675
Proceeds from employee stock purchase plan	9,507	6,799
Acquisition of treasury stock	(19,509)	(16,293)
Repayment of convertible notes	(287,500)	—
Term loan principal payments	(3,750)	—
Payment of acquisition-related earn-outs	(4,417)	—
Payment of credit facility financing costs	(175)	—
Net cash (used in) provided by financing activities	(293,675)	181
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(453)	591
Net (decrease) increase in cash, cash equivalents and restricted cash	(153,815)	34,671
Cash, cash equivalents and restricted cash – Beginning of period	242,843	99,279
Cash, cash equivalents and restricted cash – End of period	$89,028	$133,950
(1) Figures for the nine months ended September 30, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of ASC 606.

MEDIDATA SOLUTIONS, INC.
Reconciliation of Forward-Looking GAAP Operating Income Guidance and GAAP Net Income Guidance to
Non-GAAP Operating Income Guidance and Non-GAAP Net Income Guidance (Unaudited)
(Amounts in millions)
Estimated Full-Year 2018
Total revenues	$624.0 - $648.0

GAAP operating income:	$45.5- $53.5
Stock-based compensation (1)	64.0
Depreciation and amortization (1)	34.0
Contingent consideration adjustment (1)	0.5
Cash compensation from acquisition-related agreements (1)	2.0
Non-GAAP operating income	$146.0 - $154.0

GAAP net income:	$28.5 - $35.5
Stock-based compensation (1)	64.0
Amortization (1)	6.0
Non-cash interest expense (1)	10.0
Contingent consideration adjustment (1)	0.5
Cash compensation from acquisition-related agreements (1)	2.0
Tax impact on add-back items (2)	(20.5)
Non-GAAP net income	$90.5 - $97.5

Fully diluted share count	61.0

(1) Represents the estimated midpoint of our guidance range.
(2) Tax impact estimated using a 25% rate.

CONTACT:
Medidata
Investors:
Betsy Frank, 917-522-4620
bfrank@mdsol.com
or
Media:
Erik Snider, 646-362-2997
esnider@mdsol.com